SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.
                               ___________________

                         Commission File No. 000-30161

                         Date of Report: March 24, 2004
                                  -----------
                       (Date of earliest event reported)

                                  DICUT INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                     52-2204952

   (State or other jurisdiction          (I.R.S. Employer Identification No.)
      of incorporation or organization)

              2655 Dallas Highway, Suite 410, Marietta, GA, 30064

             (Address of Principal Executive Office)     (Zip Code)
                              ___________________

                                Pierre Quilliam,
                Director, President and Chief Financial Officer
                                  DICUT, INC.
                        2655 Dallas Highway, Suite 410,
                              Marietta, GA, 30064
                    (Name and address of agent for service)
                                  770-795-9955
          (Telephone number, including area code, of agent for service)

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Item 5. Other Events.

On March 24, 2004, Dicut, Inc. (DCUT:OTCBB) issued a press release that Dicut, Inc. engaged Phase2e, Inc. for its Aurora Biosecurity Solutions Division. A copy of the press release containing the announcement is included as Exhibit 99.1 to the Current Report and is incorporated herein by reference.

Except for historical information, all other information provided in this news release consists of "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1935. These "forward-looking statements" are subject to risks and uncertainties, which could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these risks and uncertainties are discussed and identified in DICUT, INC.'s public filings made with the Securities and Exchange Commission, and include (but are not limited to) a possible inability to raise adequate capital to execute proposed strategies, changes in overall strategy due to economic, regulatory, governmental and/or market conditions, the costs and difficulties related to integration of potentially acquired businesses, potential changes in customer and supplier relationships of potentially acquired firms, changes in governmental regulations, changes in management, and changes in financial markets.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibit
            Number       Description
        --------------   -----------

            99.01 Text of press release by DataMEG Corp. dated March 24, 2004, titled "DICUT, INC. Engages Phase2e, Inc. for its Aurora Biosecurity Solutions Division"

                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dicut, Inc. (Registrant)

Date: March 25, 2004

By: /s/
  --------------------
Pierre Quilliam,
Director, President and Chief Financial Officer